NOTES PAYABLE (Details) $ in Thousands	Dec. 31, 2020 USD ($)
Notes payable in default, including related parties	$ 329
Dr. Cartwright
Notes payable in default, including related parties	1
Series F-2 Convertible Preferred Shares
Notes payable in default, including related parties	26
Mr. Mermelstein
Notes payable in default, including related parties	285
GPB
Notes payable in default, including related parties	$ 17